Exhibit 99.1

FOR IMMEDIATE RELEASE

SABRA REPORTS FIRST QUARTER 2011 RESULTS; CLOSES FIRST TWO REAL ESTATE INVESTMENTS AND ANNOUNCES A THIRD; DECLARES QUARTERLY DIVIDEND

IRVINE, CA, May 4, 2011 — Sabra Health Care REIT, Inc. (“Sabra”, the “Company” or “we”) (NASDAQ:SBRA) announced results of operations for the first quarter of 2011 as well as recent acquisition activity.

HIGHLIGHTS

•	Posted FFO, AFFO and normalized AFFO of $0.29, $0.35, and $0.36, respectively, per diluted share, and net income per diluted share of $0.05.

•	Closed the acquisition of Texas Regional Medical Center at Sunnyvale for $62.7 million on May 3, 2011.

•	Closed the acquisition of a mortgage note secured by an 82-unit assisted living, independent living and memory care facility in Ann Arbor, Michigan, for $5.3 million on March 25, 2011.

•	Entered into an agreement to acquire Oakbrook Healthcare Center, a 120-bed skilled nursing facility near Tyler, Texas, for $11.3 million on May 4, 2011.

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On May 3, 2011, our board of directors declared a quarterly cash dividend of $0.32 per share of common stock. The dividend will be paid on June 2, 2011 to stockholders of record as of the close of business on May 16, 2011.

Commenting on the first quarter results and recent acquisitions activity, Rick Matros, CEO and Chairman, said, “Our first quarter performance was in line with our expectations and we are pleased with the execution of our business strategy, as demonstrated by our recent acquisitions of Texas Regional Medical Center at Sunnyvale and the Hillside Terrace mortgage note, an investment we expect to result in our obtaining the underlying real estate and operations in the second quarter of 2011. Furthermore, we are pleased to announce our agreement to acquire Oakbrook Healthcare Center, which we expect to close in the second quarter of 2011.”

Performance for the First Quarter of 2011

During the first quarter of 2011, we recognized FFO of $7.3 million ($0.29 per diluted share), AFFO of $9.1 million ($0.35 per diluted share) and normalized AFFO of $9.4 million ($0.36 per diluted share). AFFO represents FFO adjusted for amortization of deferred financing costs, stock-based compensation expense and acquisition pursuit costs totaling $1.7 million ($0.06 per diluted share). Normalized AFFO represents AFFO adjusted for one-time start-up costs, which totaled $0.3 million ($0.01 per diluted share). During the first quarter of 2011, net income was $1.2 million ($0.05 per diluted share). In addition, during the first quarter of 2011, we generated $12.5 million of cash flow from operations. We recognized rental revenue of $17.6 million during this period, which on an annualized basis, resulted in a lease coverage ratio of 1.45 based on the EBITDAR achieved on our leased properties by Sun Healthcare Group, Inc. (“New Sun”), our sole tenant for the twelve months ended March 31, 2011.

Acquisition of Texas Regional Medical Center at Sunnyvale

On May 3, 2011, we closed the purchase of the Texas Regional Medical Center at Sunnyvale, a 70-bed acute care hospital located outside of Dallas, Texas. The facility opened to the public in September 2009 and is leased pursuant to a triple-net lease to Texas Regional Medical Center Ltd., a partnership that includes approximately 75 physicians who practice at the hospital. In connection with the acquisition, we assumed the landlord position in the existing triple-net lease that expires in September 2034. The lease provides for a 6% rent escalator every 5 years beginning in September 2014, resulting in GAAP annual lease revenues of $6.6 million, and two five-year renewal options with annual rent of 106% of the previous year’s rent. The purchase price of $62.7 million was funded from our available cash and will provide an initial yield of 9.25% from cash rent.

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Acquisition of Hillside Terrace Mortgage Note

On March 25, 2011, we purchased, at a discount, a defaulted mortgage note secured by Hillside Terrace, a combined assisted living, independent living and memory care facility with 82 available beds in Ann Arbor, Michigan, for $5.3 million. As of March 31, 2011, Hillside Terrace was 86.5% occupied. Cash flows from the underlying collateral are currently adequate to cover the operating costs of the facility and to make the monthly debt service payment of $54,250. We have agreed in principle with the borrower to accept a deed-in-lieu of foreclosure and are in the process of documenting the transfer of the facility’s real estate and securing a new tenant for the operations.

Acquisition of Oakbrook Healthcare Center

On May 4, 2011, we entered into an agreement to purchase Oakbrook Healthcare Center, a 120-bed skilled nursing facility near Tyler, Texas, for $11.3 million. In connection with the acquisition, we expect to enter into a new 15-year triple-net lease agreement with the current operator, which is expected to provide an initial yield on cash rent of 9.5%. The lease is expected to provide annual rent escalations of 2.5% and three 10-year renewal options resulting in GAAP annual lease revenues of $1.3 million. We expect to fund this acquisition with available cash and borrowing under our secured revolving credit facility and expect to close this transaction in the second quarter of 2011.

LIQUIDITY

As of March 31, 2011, we had approximately $167.8 million in liquidity, consisting of unrestricted cash and cash equivalents of $80.2 million and available borrowings of $87.6 million under our secured revolving credit facility.

CONFERENCE CALL AND COMPANY INFORMATION

A conference call to discuss the first quarter 2011 results will be held on Thursday, May 5, 2011 at 10:00am Pacific/ 1:00pm Eastern. The dial in number for the conference call is (800) 274-0873 and the participant code is “Sabra.” A replay of the call will also be available immediately following the call and for 30 days, ending on June 4, 2011, by dialing (888) 203-1112 and using passcode 6921557. The Company’s supplemental information package for the current period will also be available on the Company’s website in the “Investor Relations” section.

ABOUT SABRA

Sabra Health Care REIT, Inc. (NASDAQ: SBRA), a Maryland corporation, is a self-administered, self-managed real estate investment trust (a “REIT”) that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra leases properties to tenants and operators throughout the United States. As of March 31, 2011, Sabra’s investment portfolio included 86 properties (consisting of (i) 67 skilled nursing facilities, (ii) ten combined skilled nursing, assisted living and independent living facilities, (iii) five assisted living facilities, (iv) two mental health facilities, (v) one independent living facility, and (vi) one continuing care retirement community) leased to New Sun, and a mortgage note secured by a combined assisted living, independent living and memory care facility located in Ann Arbor, Michigan. As of March 31, 2011, Sabra’s properties were located in 19 states and included 9,603 licensed beds.

FORWARD-LOOKING STATEMENTS SAFE HARBOR

Statements made in this release that are not historical facts are “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this release include all statements regarding our expectations concerning the Oakbrook Healthcare Center acquisition and possible strategies related to the mortgage note we acquired in March 2011.

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These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on New Sun until we are able to diversify our portfolio; our ability to qualify and maintain our status as a REIT; changes in general economic conditions and volatility in financial and credit markets; our ability to pursue and complete acquisitions and the costs and management attention required to do so; the significant amount of our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the impact of healthcare reform legislation on our business; competitive conditions in our industry; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. We assume no, and hereby disclaim any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

NEW SUN INFORMATION

This release includes information regarding New Sun. New Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. The information related to New Sun provided in this release has been provided by New Sun or derived from New Sun’s public filings. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. New Sun’s filings with the SEC can be found at www.sec.gov.

NOTE REGARDING NON-GAAP FINANCIAL MEASURES

This release includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, funds from operations (“FFO”), Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted share, AFFO per diluted share and normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Definitions of Non-GAAP Financial Measures” in this release, and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this release.

CONTACT

Investor & Media Inquiries: (949) 679-0410

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SABRA HEALTH CARE REIT, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except share and per share data)

Three Months Ended March 31, 2011
Revenues	$17,601
EBITDA	$14,931
Net income	$1,248
FFO	$7,334
AFFO	$9,058
Normalized AFFO	$9,367

Per share data:
Diluted EPS	$0.05
Diluted FFO	$0.29
Diluted AFFO	$0.35
Diluted Normalized AFFO	$0.36

Weighted-average number of common shares outstanding, diluted EPS & FFO	25,211,585
AFFO & Normalized AFFO	25,694,787

Cash flow from operations	$12,458

March 31, 2011
Real Estate Portfolio
Total Equity Investments (#)	86
Total Equity Investments ($)	$570,768
Total Licensed Beds/Units	9,603
Weighted Average Remaining Lease Term (in months)	133

Total Debt Investments (#)	1
Total Debt Investments ($)	$5,329

Twelve Months Ended March 31, 2011
Facility EBITDAR	$102,142
Facility EBITDAR Coverage	1.45x

Three Months Ended March 31, 2011
Occupancy Percentage	88.1%
Skilled Mix	39.6%

March 31, 2011
Debt
Principal
Fixed Rate Debt	$325,144
Variable Rate Debt	60,020

385,164
Mortgage Premium	512

Total Debt	$385,676

Rate
Fixed Rate Debt	7.56%
Variable Rate Debt	5.50%

Total Debt	7.24%

% of Total
Fixed Rate Debt	84.4%
Variable Rate Debt	15.6%

Total Debt	100.0%

Availability Under Credit Facility:	$87,600

Available Liquidity (Unrestricted Cash and Availability Under Credit Facility)	$167,810

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SABRA HEALTH CARE REIT, INC.

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except share and per share data)

Three Months Ended March 31, 2011
Revenues:
Rental income	$17,561
Interest income	40

Total revenues	17,601

Expenses:

Depreciation and amortization	6,086

Interest	7,597

General and administrative	2,670

Total expenses	16,353

Net income	$1,248

Net income per common share, basic	$0.05

Net income per common share, diluted	$0.05

Weighted-average number of common shares outstanding, basic	25,136,140

Weighted-average number of common shares outstanding, diluted	25,211,585

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SABRA HEALTH CARE REIT, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	March 31, 2011	December 31, 2010
Assets:
Real estate investments, net of accumulated depreciation of $94,785 and $88,701, respectively	$476,222	$482,297
Cash and cash equivalents	80,210	74,233
Restricted cash	5,528	4,716
Deferred tax assets	26,300	26,300
Prepaid expenses, deferred financing costs and other assets	16,809	12,013

Total assets	$605,069	$599,559

Liabilities and stockholders’ equity:
Mortgage notes payable	$160,676	$161,440
Senior unsecured notes payable	225,000	225,000
Accounts payable and accrued liabilities	13,170	9,286
Tax liability	26,300	26,300

Total liabilities	425,146	422,026

Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2011 and December 31, 2010	—	—
Common stock, $.01 par value; 125,000,000 shares authorized, 25,084,734 and 25,061,072 shares issued and outstanding as of March 31, 2011 and December 31, 2010, respectively	251	251
Additional paid-in capital	178,417	177,275
Retained earnings	1,255	7

Total stockholders’ equity	179,923	177,533

Total liabilities and stockholders’ equity	$605,069	$599,559

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SABRA HEALTH CARE REIT, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

Three Months Ended March 31, 2011
Cash flows from operating activities:
Net income	$1,248
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,086
Amortization of deferred financing costs	495
Stock-based compensation expense	1,142
Amortization of premium on notes payable	(4)
Changes in operating assets and liabilities:
Prepaid expenses and other assets	391
Accounts payable and accrued liabilities	4,106
Restricted cash	(1,006)

Net cash provided by operating activities	12,458

Cash flows from investing activities:
Acquisition of note receivable	(5,329)
Additions to real estate	(86)

Net cash used in investing activities	(5,415)

Cash flows from financing activities:
Principal payments on mortgage notes payable	(760)
Payments of deferred financing costs	(306)

Net cash used in financing activities	(1,066)

Net increase in cash and cash equivalents	5,977
Cash and cash equivalents, beginning of period	74,233

Cash and cash equivalents, end of period	$80,210

Supplemental disclosure of cash flow information: Interest paid	$2,447

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DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

This press release includes the non-GAAP financial measures of EBITDA, FFO, AFFO, normalized AFFO, FFO per diluted share, AFFO per diluted share and normalized AFFO per diluted share, which are reconciled to net income, which we believe is the most comparable GAAP measure. We believe that the use of FFO, AFFO and Normalized AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of REITs among investors and makes comparisons of operating results among such companies more meaningful.

EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. The Company uses EBITDA to measure both its operating performance and liquidity. By excluding interest expense, EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt. The Company believes investors should consider EBITDA in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and against other companies. EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.

Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and FFO per diluted share are important non-GAAP supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rents and amortization of acquired above/below market lease intangibles), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs) and acquisition pursuit costs. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, and, for AFFO, by excluding non-cash revenues, non-cash expenses and acquisition pursuit costs, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital

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expenditures related to the Company’s real estate assets nor are they necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently from the Company.

Normalized AFFO. Normalized AFFO represents AFFO adjusted for one-time start-up costs. The Company considers normalized AFFO to be a useful measure to evaluate the Company’s operating results excluding start-up costs. Normalized AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized AFFO does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized AFFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is it necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of normalized AFFO may not be comparable to normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO or normalized AFFO differently from the Company.

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SABRA HEALTH CARE REIT, INC.

RECONCILIATIONS OF NET INCOME TO EBITDA, FUNDS FROM OPERATIONS (FFO),

ADJUSTED FUNDS FROM OPERATIONS (AFFO) AND NORMALIZED AFFO

(in thousands, except share and per share data)

Three Months Ended March 31, 2011
Net income	$1,248
Interest expense	7,597
Depreciation and amortization	6,086

EBITDA	$14,931

Three Months Ended March 31, 2011
Net income	$1,248
Add:
Depreciation of real estate assets	6,086

Funds from Operations (FFO)	$7,334

Acquisition pursuit costs	87
Stock-based compensation expense	1,142
Amortization of deferred financing costs	495

Adjusted Funds from Operations (AFFO)	$9,058

Start-up costs	309

Normalized AFFO	$9,367

Net income per diluted common share	$0.05

FFO per diluted common share	$0.29

AFFO per diluted common share	$0.35

Normalized AFFO per diluted common share	$0.36

Weighted average number of common shares outstanding, diluted Net income and FFO	25,211,585

AFFO and Normalized AFFO	25,694,787

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